Exhibit 10.11

       Schedule of Executed Amendment to Lease Agreements
            By and Between Sterling House Corporation

Schedule of Executed Lease Agreements, by and between Sterling
House Corporation and Health Care REIT, Inc.
                                                      Date of
Location                   Date of Lease              Amendment

5420 S.E. Adams Blvd          02/09/96                 06/30/96
Bartlesville, OK 74006

615 W. Blue Ridge Drive       02/09/96                 06/30/96
Midwest City, OK 73110

3947 N. Kickapoo              02/09/96                 06/30/96
Shawnee, OK 74801

1616 E. McElroy Rd            02/09/96                 06/30/96
Stillwater, OK 74075

4613 W. Willow Road           02/09/96                 06/30/96
Enid, OK 73703

12807 E. 86th Place North     03/28/96                 06/30/96
owasso, OK 74055

4204 Moores Lane              03/28/96                 06/30/96
Texarkana, TX 75503

2435 NW 122nd                 04/10/96                 06/30/96
Oklahoma City, OK 73120

2500 SW 89th Street           04/18/96                 06/30/96
Oklahoma City, OK 73159

801 Country Club Road         04/18/96                 06/30/96
Chickasha, OK 73018

700 W. Pleasant Run           05/15/96                 06/30/96
DeSoto, TX 75115
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